UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2007
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)

0-25033	Delaware	63-1201350

(Commission	State or Other	(IRS Employer
File Number)	Jurisdiction of	Identification No.)
Incorporation

17 North 20th Street, Birmingham, Alabama	35203

(Address of Principal Executive Offices)	Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 25, 2007, the Board of Directors of Superior Bancorp, acting on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Glynn C. Debter and Roy B. Jackson to serve as directors of Superior Bancorp and its subsidiary, Superior Bank, for a term expiring at the next Annual Meeting of Stockholders of Superior Bancorp.
          Glynn C. Debter, age 72, is a co-owner of Debter Hereford Farms, LLC, a cattle breeding operation in Blount County, Alabama. Roy B. Jackson, age 72, is the retired owner of Jackson Farm & Garden Center, an agricultural supply business in Minor Hill, Tennessee. Messrs. Debter and Jackson were directors of Community Bancshares, Inc. from 1996 and 1999, respectively, until that company’s merger with Superior Bancorp in November 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date: January 25, 2007